FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("**Amendment**") is by and between Heska Corporation ("**Heska**") and Steven Eyl ("**Executive**").

Recitals

WHEREAS, Heska and Executive are parties to an Employment Agreement (the "**Agreement**"); and

WHEREAS, Heska and Executive desire to amend the Agreement;

NOW, THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1. **Consideration**. In consideration of Executive executing this Amendment, Heska will award to Executive an alternative one-time equity grant pursuant to Heska's 1997 Stock Incentive Plan, as amended.

2. **Amendment**. The provisions of Paragraph 3(b) are amended so that the sentence reading:

> "During the Term of Agreement, Executive will be eligible to participate in the Management Incentive Plan (the "**Bonus Plan**"), or such other bonus programs as established by the Committee, at a target percentage that is no less than 35% of Executive's Base salary then in effect (the "**Target Bonus**")."

is hereby replaced by the following sentence:

> "During the Term of this Agreement, Executive will be eligible to participate in the Management Incentive Plan (the "**Bonus Plan**"), or such other bonus programs as established by the Committee."

3. **No Other Amendments**. All other provisions of the Agreement shall remain in full force and effect. The parties expressly ratify and agree that the remaining provisions of the Agreement, including those that survive the termination of the Agreement, will continue to apply to and bind the parties to this Agreement.

4. **Entire Agreement**. This Amendment, along with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior oral or written understandings, agreements or conditions

5. **Amendment Effective Date**. This Amendment shall be effective as of January 1, 2018, notwithstanding execution on another date.

6. **Counterparts**. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

7. **Choice of Law.** This Agreement is entered into in, and shall be governed by and construed and interpreted in accordance with, the laws of the State of Colorado.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Employment Agreement as of the day and year first above written.

Executive	**Heska Corporation**
[signature]	[signature]
Signature	Signature
Steven M. Eyl	Kevin Wilson
Name	Name
	President & CEO
	Title

62656123.1